UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   March 13, 2006
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                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-27290                                   11-3191686
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  (Commission File Number)               (IRS Employer Identification No.)

        37-16 23rd Street
     Long Island City, New York                         11101
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(Address of Principal Executive Offices)              (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.05     AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
              PROVISION OF THE CODE OF ETHICS

           On March 13, 2006, the Board of Directors of KSW, Inc. (the "Company") adopted a Code of Business Conduct and Ethics, replacing its Code of Ethics that only applied to its principal executive officer and principal financial and accounting officer. The new Code of Business Conduct and Ethics applies to the Company's principal executive officer, principal financial and accounting officer, directors, officers and employees.

           Copies of the Company's Code of Business Conduct and Ethics will be provided free of charge upon written request directed to the Company's Director of Investor Relations, at 37-16 23rd Street, Long Island City, New York 11101.

ITEM 7.01.    REGULATION FD DISCLOSURE

           On March 14, 2006, the Company issued a press release announcing that Floyd Warkol, its Chairman and Chief Executive Officer, has entered into a stock trading plan intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Rule 10b5-1 permits officers and directors of public companies to enter into predetermined plans for selling specified amounts of stock. The plans may be entered into only when the director or officer is not in possession of material non-public information. Under the plan Mr. Warkol authorized the sale of up to 400,000 shares of the Company's common stock owned by Mr. Warkol, 200,000 of which are issuable upon the exercise of stock options, over the course of the next two years. The plan provides for sales of up to specified numbers of shares within specified ranges, subject to certain limitations. Sales pursuant to this plan are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

           Except as may be required by law, the Company does not undertake to report future stock trading plans entered into by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plan of Mr. Warkol or of any other officer or director.

           A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference. This information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

99.1     Press Release of KSW, Inc., dated March 14, 2006.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KSW, INC.


                                      By:  /s/ Richard W. Lucas
                                          --------------------------------------
                                          Name:   Richard W. Lucas
                                          Title:  Chief Financial Officer




Date: March 15, 2006












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                                  EXHIBIT INDEX

        EXHIBIT NO.                 DESCRIPTION

          99.1           Press Release of KSW, Inc., dated March 14, 2006.













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